UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Under Rule 14a-12

NUVEEN OHIO QUALITY MUNICIPAL INCOME FUND
(Name of Registrant as Specified in Its Charter)

SABA CAPITAL MANAGEMENT, L.P.

SABA CAPITAL MASTER FUND, LTD.

SABA II AIV, L.P.

SABA CAPITAL CEF OPPORTUNITIES 1, LTD.

SABA CAPITAL CEF OPPORTUNITIES 2, LTD.

SABA CAPITAL SPECIAL OPPORTUNITIES FUND, LTD.

BOAZ R. WEINSTEIN

DAVID BASILE

PETER BORISH

CHARLES CLARVIT

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED SEPTEMBER 23, 2019

2019 ANNUAL MEETING OF SHAREHOLDERS
OF
Nuveen Ohio Quality Municipal Income Fund
_________________________

PROXY STATEMENT
OF

Saba Capital Management, L.P.
_________________________

Please vote the GOLD proxy card to elect our slate of highly-qualified nominees and for our proposal to declassify the Board to increase trustee accountability.

Please sign, date and mail the enclosed GOLD proxy card today!

Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), and certain of its affiliates further identified on Appendix C, namely Saba Capital Master Fund, Ltd., Saba II AIV, L.P., Saba Capital CEF Opportunities 1, Ltd., Saba Capital CEF Opportunities 2, Ltd., and Saba Capital Special Opportunities Fund, Ltd. (collectively, the “Saba Entities,” together with Saba Capital, “Saba,” “we,” or “us”), and the nominees named in Proposal 1 (the “Nominees” and, together with Saba, the “Participants”), is a significant shareholder and beneficially owns in the aggregate over 9.4% of the outstanding shares of common stock, par value $0.01 per share (the “Common Shares”), of Nuveen Ohio Quality Municipal Income Fund, a Massachusetts business trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (“NUO” or the “Fund”). We are writing to you in connection with the election of our three (3) Class I nominees to the board of trustees of NUO (the “Board”) and our proposal to declassify the Board, each at the annual meeting of shareholders scheduled to be held at [________] Central time, on Thursday, December 5, 2019 at [________], including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”).

We are therefore furnishing this proxy statement and the enclosed GOLD proxy card to seek your support at the Annual Meeting with respect to the following (each, a “Proposal” and, collectively, the “Proposals”):

1.	To elect Saba’s slate of three trustee nominees, David Basile, Peter Borish and Charles Clarvit (the “Nominees”), to serve as Class I trustees on the Board until NUO’s 2022 annual meeting of shareholders and until their respective successors are duly elected and qualified, in opposition to NUO’s trustee nominees.

2.	To request that the Board take all necessary steps in its power to declassify the Board so that all trustees are elected on an annual basis starting at the next annual meeting of shareholders. Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected trustees; and
3.	To transact any other business that may properly come before the Annual Meeting.

If you have already sent a proxy card furnished by NUO’s management to NUO, you have every right to change your vote by signing, dating and returning the enclosed GOLD proxy card or by following the instructions for telephone or Internet voting detailed thereon. Only your latest dated proxy card counts!

Please refer to Appendix A - Information Concerning the Annual Meeting (which is incorporated herein by reference) and NUO’s proxy materials for additional information concerning the Annual Meeting, including voting and proxy procedures, votes required for approval of the proposals and the solicitation of proxies.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300. This proxy statement (including the Appendices hereto, the “Proxy Statement”) and the enclosed GOLD proxy card are first being furnished to shareholders on or about [________], 2019.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

The Proxy Statement, GOLD proxy card and additional information can be found at:

www.[__].com
______________________

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

•

If your shares are registered in your own name, you may vote such shares by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Saba, c/o InvestorCom, Inc., in the enclosed postage-paid envelope today.

•

If your shares are held for you by a brokerage firm, bank, bank nominee or other institution on the record date, only they can vote such shares and only upon receipt of your specific instructions. Accordingly, please instruct your broker or bank to vote the GOLD proxy card on your behalf by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope.

If you have any questions, require assistance in voting your GOLD proxy card,

or need additional copies of Saba’s proxy materials,

please contact InvestorCom at the phone numbers listed below.

19 Old Kings Highway S.

Suite 210

Darien, CT 06820

Shareholders call toll free at (877) 972-0090

Banks and Brokers may call collect at (203) 972-9300

You may also contact Saba via email at

SabaProxy@sabacapital.com

REASONS FOR OUR SOLICITATION

As a large shareholder of Nuveen Ohio Quality Municipal Income Fund, Saba Capital has nominated a slate of three highly-qualified and independent Nominees (Proposal 1) and put forth a proposal requesting that the Board declassify itself (the “Declassify Proposal”) so that all directors are elected on an annual basis (Proposal 2).

We believe the annual election of all directors encourages board accountability to its shareholders and when directors are held accountable for their actions, they perform better. This view is shared by most shareholders and institutional investors, who believe it to be the standard for corporate governance best practices. The vast majority of companies in the S&P 500 and Russell 1000 indexes elect all board members annually.

Currently, the Board is divided into three classes serving staggered three-year terms. It is our belief that the classification of the Board is strong proof that the Board is not acting in the best interests of shareholders. We believe a classified board protects the incumbents, which in turn limits accountability to shareholders.

We are committed to improving the corporate governance of NUO for the benefit of all shareholders. Declassification of the Board is a positive step which will allow more productive shareholder engagement and will help NUO achieve its optimal valuation.

Saba has submitted a shareholder proposal to declassify the Board of NUO, in an attempt to allow the Board to operate freely and in the best interest of shareholders.

We urge you to support our Proposals by voting the GOLD proxy card today, which we believe will help hold NUO accountable to the standards of corporate governance investors deserve.

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PROPOSAL NO. 1

ELECTION OF TRUSTEES

The Board is currently composed of ten (10) trustees, three (3) of whom are up for election at the Annual Meeting by holders of Common Shares and Variable Rate Demand Preferred Shares (the “Preferred Shares” or “VRDP Shares”), voting together as a single class, as Class I trustees for a term expiring at the annual meeting of shareholders to be held in 2022 or until their successors have been duly elected and qualified, and two (2) of whom are up for election at the Annual Meeting by holders of Preferred Shares, voting separately as a single class, for a term expiring at NUO’s next annual meeting of shareholders or until their successors have been duly elected and qualified. According to NUO’s proxy statement for the Annual Meeting, holders of Preferred Shares are entitled, as a class, to the exclusion of the holders of all other classes of stock of NUO, to elect two trustees to serve on the Board. While the Board is currently divided into three classes, shareholders are being asked to approve a non-binding proposal to declassify the Board at the Annual Meeting. However, any declassification would not change the unexpired three-year terms of trustees elected prior to the effectiveness of the amendments (including trustees elected at the Annual Meeting). We are seeking your support at the Annual Meeting to elect our three (3) Nominees in opposition to NUO’s Class I trustee nominees to serve a three-year term expiring at the Annual Meeting. Our Nominees, if elected, will constitute a minority of the Board.

OUR NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, or offices for the past five (5) years of each of our Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of NUO’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that our Nominees should serve as trustees of NUO are set forth below.

David Basile, age 57, has served as the Founder and Principal of RD Global Research, a proprietary systematic trading and quantitative research advisory firm, since 2014. Previously, Mr. Basile served as a Portfolio Manager at Tudor Investment Corporation, a global investment firm, from 2008 until 2014, where he focused on discretionary macro trading. Mr. Basile held the same position at Tudor from 2002 to 2006. Mr. Basile also served as Chief Investment Officer and Principal of Safir Capital LLC, a registered investment advisor, from 2006 to 2008. Prior to joining Tudor in 2002, Mr. Basile was Managing Director of Global Emerging Markets Trading at Barclays Capital from 2001 to 2002 and Managing Director of Local Currency Emerging Markets Trading at Credit Suisse First Boston from 1986 to 2001. Mr. Basile also worked as a Vice President for Kidder, Peabody & Co. Incorporated from 1983 to 1986. Mr. Basile received a B.A. in Economics and Accounting from Queens College in 1983. Mr. Basile’s qualifications to serve as a director include his decades of investment management experience and his extensive market expertise in macroeconomic trading.

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Peter Borish, age 59, has served as the Chief Strategist of Quad Group LLC, a proprietary hedge fund, since 2013. Additionally, Mr. Borish has served as the President and CEO of Computer Trading Corporation, an actively managed fund focused on macroeconomic investing, since 1995, where he created the trade and risk management models his company uses to manage assets in the derivatives market. In 2012, Mr. Borish served as Chief Executive Officer of the hedge fund Touradji Capital Management. Mr. Borish also served as the CEO and member of the Board of Twinfields Capital Management, a global macro hedge fund focused on the fixed income sector, from 2005 to 2008. Mr. Borish was a founding Partner of Tudor Investment Corporation, a global investment firm, where he served as the Director of Research from 1985 to 1994. In addition to the foregoing leadership positions, Mr. Borish has also served as a Board Advisor of ValueStream Labs, an accelerator for financial services technologies, since 2013 and as a Trustee of RMB Investors Trust, an open-end management investment company since 2015. Mr. Borish was also a director of CBOT Holdings, Inc., a holding company for the Board of Trade of the City of Chicago, Inc. and its subsidiaries, from 2004 to 2005, and was a special advisor to CBOT in 2006. He has also served in leadership and board positions of a Chicago-based electronic exchange and a technology-driven lending platform. Mr. Borish has engaged in substantial philanthropy and nonprofit work, having helped found, and, since 1988, having served on the Board of Directors of, the Robin Hood Foundation, which funds New York City educational projects for disadvantaged children. Additionally, since 1991, Mr. Borish has been a Trustee of the Institute for Financial Markets (IFM), a nonprofit dedicated to participating in the development of standards and fostering best practices initiatives in the financial services industry. He served as a Chairman of the Board of Trustees of IFM from 1992 to 1998 and again from 2004 to 2014. Mr. Borish was also a member of the Board of the Futures Industry Association and he also served as Special Advisor to the Board of Directors of the Chicago Board of Trade. Mr. Borish’s career began at the Federal Reserve Bank of New York in 1982 where he monitored foreign exchange futures and options until 1985. Mr. Borish earned a B.A. in Economics from University of Michigan in 1981 and an M.A. in Public Policy from the University of Michigan in 1982. Mr. Borish’s qualifications to serve as a director include his extensive financial and investment experience focusing on research, data and computing, his expansive knowledge of financial markets and financial technology, and his leadership experience stemming from leading a number of investment funds and having helped build Tudor Investments into a leading global macro hedge fund.

Charles I. Clarvit, age 62, has served as Chief Executive Officer of Clarvit Capital Family Office, LLC, an investment firm, since 2015. Previously, he served as Chief Executive Officer of Vinci Partners-US, an asset and wealth management firm headquartered in Brazil, where he worked from 2011 until 2015. From 2007 to 2010, Mr. Clarvit served as a Managing Director and the Co-Head of BlackRock Alternative Advisors (BAA), the firm's fund of funds platform. During his tenure at BlackRock, Mr. Clarvit held significant portfolio management responsibilities and oversaw marketing strategy and client service for the fund of funds business on the BAA platform. Mr. Clarvit joined BlackRock following the acquisition of the fund of funds business of Quellos Group, LLC, where he served as a Principal from 1998 to 2007, to create one of the largest fund of funds platforms in the world at the time of acquisition. At Quellos, Mr. Clarvit oversaw the Quellos Client Group and held significant portfolio management responsibilities. From 1985 to 1998, Mr. Clarvit was a Managing Director with CIBC Oppenheimer & Co., responsible for alternative investment strategies and private equity advisory services for U.S. pensions, endowments, offshore institutions and high net worth families. From 1978 to 1985 he was a Manager at IBM Corporation in a system engineer and marketing capacity. Mr. Clarvit has served on the Advisory Board of Bridge Point Capital, a private equity firm based in New York City that specializes in U.S./China cross-border healthcare investments, since 2019. Mr. Clarvit also serves on the Johns Hopkins University Board of Trustees and on the Johns Hopkins Center for Financial Economics Advisory Boards and the Johns Hopkins Innovation and Entrepreneurship Advisory Board. Mr. Clarvit is an angel investor and has served as the Chair of the Board of start-up AgeneBio, Inc., a company dedicated to developing innovative therapeutics for unserved patients afflicted with neurological and psychiatric diseases, since 2014. Mr. Clarvit earned a B.A. in Social and Behavioral Sciences with a concentration in economics and statistics from Johns Hopkins University in 1978. Mr. Clarvit’s qualifications to serve as a director include his decades of experience leading various asset and wealth management platforms, his deep knowledge of portfolio management, and his expertise in financial service marketing.

Your vote to elect the Nominees will have the legal effect of replacing three incumbent trustees of NUO with our Nominees. The election of the Nominees requires the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting.

For additional information concerning our Nominees, see Appendix B – Additional Information About the Nominees (which is incorporated herein by reference).

WE URGE YOU TO VOTE FOR THE ELECTION OF OUR NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

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PROPOSAL NO. 2

PROPOSAL TO DECLASSIFY THE BOARD OF TRUSTEES

We believe, along with many of the world's largest shareholders, institutional investors and corporate governance experts, that the annual election of all trustees is of paramount importance in achieving board accountability to its shareholders, ensuring that trustees are answerable for their actions, and incentivizing optimal performance.1 It is, therefore, our view that the Board should be declassified, in line with corporate governance best practices. The vast majority of companies in the S&P 500 and Russell 1000 indexes elect all board members annually and we see no reason why NUO should continue to operate under protective cover of the corporate entrenchment tool that is the classified board.

Accordingly, we have submitted the following proposal for shareholder approval at the Annual Meeting:

Proposal

RESOLVED, that the shareholders of Nuveen Ohio Quality Municipal Income Fund (the “Fund”) request that the Board of Trustees of the Fund (the “Board”) take all necessary steps in its power to declassify the Board so that trustees are elected on an annual basis starting at the next annual meeting of shareholders. Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected trustees.

Supporting Statement:

We believe the annual election of all trustees encourages board accountability to its shareholders and when trustees are held accountable for their actions, they perform better. This view is shared by most shareholders and institutional investors, who believe it to be the standard for corporate governance best practices.

Currently, the Board is divided into three classes serving staggered three-year terms. It is our belief that the classification of the Board is strong proof that the Board is not acting in the best interests of shareholders. We believe a classified board protects the incumbents, which in turn limits accountability to shareholders.

Saba is committed to improving the corporate governance of NUO for the benefit of all shareholders. Declassification of the Board is a positive step which will allow more productive shareholder engagement and will help NUO achieve its optimal valuation.

Saba believes this Proposal to declassify the Board may help allow the Board to operate freely and in the best interest of shareholders. For a greater voice in NUO’s corporate governance and to increase the accountability of the Board to shareholders, we urge you to vote FOR this proposal. The approval of our proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting.

WE RECOMMEND A VOTE FOR SABA’S PROPOSAL TO DECLASSIFY THE BOARD OF TRUSTEES ON THE ENCLOSED GOLD PROXY CARD.

1 All of the five largest U.S. mutual funds, the Council of Institutional Investors, the largest public pension funds, and the leading proxy advisory firms (ISS and Glass Lewis) have adopted policies that support the annual election of directors and oppose board classification. See proxy voting guidelines for Fidelity, Vanguard, American Funds, Franklin Mutual Advisers, and T. Rowe Price; Council of Institutional Investors, Policies on Corporate Governance (2016); CalPERS, Global Principles of Accountable Corporate Governance (2010); Institutional Shareholder Services, U.S. Proxy Voting Summary Guidelines (2013), and Glass Lewis & Co., Proxy Paper Guidelines.

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VOTING AND PROXY PROCEDURES

NUO has set the close of business on September 19, 2019 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to NUO, as of the Record Date, there were [_______] Shares outstanding.

VOTES REQUIRED FOR APPROVAL

Election of Trustees – The election of a trustee of NUO requires the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting.

Proposal to Declassify the Board – The approval of Proposal 2 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present.

The information set forth above regarding the vote required to elect trustees is based on information contained in NUO’s proxy statement for the Annual Meeting. The incorporation of this information in this Proxy Statement should not be construed as an admission by us that such process and procedures are legal, valid or binding.

ABSTENTIONS

Abstentions will be counted for the purpose of determining whether a quorum is present. Abstentions and broker non-votes will have no effect in determining the approval of Proposal 1, Saba’s proposal to elect the Nominees to the Board. Abstentions will have the effect of a vote against Proposal 2, Saba’s proposal to declassify the Board.

DISCRETIONARY VOTING

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such shares provide them with instructions on how to vote.

We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by emailing them to Saba@investor-com.com or mailing them to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210, Darien, CT 06820, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

For additional and related information concerning the voting and proxy procedures for the Annual Meeting, see Appendix A - Information Concerning the Annual Meeting (which is incorporated herein by reference).

IF YOU WISH TO VOTE FOR THE ELECTION OF OUR NOMINEES TO THE BOARD, PLEASE VOTE YOUR SHARES BY TELEPHONE OR INTERNET, AS DESCRIBED ON THE ENCLOSED GOLD PROXY CARD, OR BY SIGNING, DATING AND RETURNING PROMPTLY THE ENCLOSED GOLD PROXY CARD, IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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OTHER MATTERS, PARTICIPANT AND ADDITIONAL INFORMATION

Saba is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Saba is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

We are asking you to vote FOR the election of our Nominees and FOR our proposal to declassify the Board. The enclosed GOLD proxy card may only be voted for our Nominees and does not confer voting power with respect to NUO’s nominees. We intend to vote all of our shares for the election of our Nominees and for the proposal to declassify the Board and will not vote our shares in favor of any of NUO’s trustee nominees.

Saba has omitted from this proxy statement certain disclosure required by applicable law that is already included in NUO’s proxy statement. This disclosure includes, among other things, biographical information on NUO’s trustees and executive officers, the dollar range of shares owned by trustees of NUO and information on committees of the Board. Shareholders should refer to NUO’s proxy statement in order to review this disclosure.

According to NUO’s proxy statement, NUO’s investment manager is Nuveen Fund Advisors, LLC, located at 333 West Wacker Drive, Chicago, Illinois 60606. The Adviser is an indirect subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund.

For information concerning the participants in this Solicitation, see Appendix C – Information Concerning the Participants (which is incorporated herein by reference). For information concerning transactions in securities of NUO during the past two years by the participants in this solicitation, see Appendix D - Transactions in the Securities of NUO During the Past Two Years (which is incorporated herein by reference).

See Appendix E - Security Ownership of Certain Beneficial Owners (which is incorporated herein by reference) for information regarding persons who beneficially own more than 5% of the shares and the ownership of the shares by the management of NUO.

The information concerning NUO contained in this Proxy Statement and the appendices attached hereto has been taken from, or is based upon, publicly available information.

SABA CAPITAL MANAGEMENT, L.P.
SABA CAPITAL MASTER FUND, LTD.
SABA II AIV, L.P.
SABA CAPITAL CEF OPPORTUNITIES 1, LTD.
SABA CAPITAL CEF OPPORTUNITIES 2, LTD.
SABA CAPITAL SPECIAL OPPORTUNITIES FUND, LTD.
BOAZ R. WEINSTEIN
DAVID BASILE
PETER BORISH
CHARLES CLARVIT

[___________ ____], 2019

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THIS SOLICITATION IS BEING MADE BY SABA AND NOT ON BEHALF OF THE BOARD OF TRUSTEES OR MANAGEMENT OF NUO. SABA IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING. SHOULD OTHER MATTERS, WHICH SABA IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

SABA URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF SABA’S NOMINEES, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD TODAY.

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APPENDIX TO PROXY STATEMENT

FILED BY

SABA CAPITAL MANAGEMENT, L.P.

RELATING TO

THE 2019 ANNUAL MEETING OF SHAREHOLDERS OF

NUVEEN OHIO QUALITY MUNICIPAL INCOME FUND 2

Appendix A - Information Concerning the Annual Meeting

Appendix B - Additional Information About the Nominees

Appendix C - Information Concerning the Participants

Appendix D - Transactions in the Securities of NUO During the Past Two Years

Appendix E - Security Ownership of Certain Beneficial Owners

2 Capitalized terms used and not defined herein shall have the meaning assigned to such terms in the Proxy Statement.

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APPENDIX A

INFORMATION CONCERNING THE ANNUAL MEETING

The proxy statement, including the appendices attached thereto (the “Proxy Statement”), relates to the 2019 Annual Meeting of Shareholders of Nuveen Ohio Quality Municipal Income Fund (“NUO”). The address of the principal executive offices of NUO is 333 West Wacker Drive, Chicago, Illinois 60606. NUO shareholders who want to communicate with the Board or any individual trustee may write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, stating that they are a NUO shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the independent chair and the outside counsel to the independent trustees for further distribution as deemed appropriate by such persons.

VOTING AND PROXY PROCEDURES

Shareholders, including those who expect to attend the Annual Meeting, are urged to vote their shares today by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Saba Capital Management, L.P., c/o InvestorCom, Inc., in the enclosed postage-paid envelope.

Authorized proxies will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of Saba’s Nominees, FOR Saba’s proposal to declassify the Board, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting.

QUORUM

A quorum of shareholders is required to take action at the Annual Meeting. A majority of the shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Annual Meeting, except that for the election of the two trustee nominees by holders of Preferred Shares, 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

ABSTENTIONS; BROKER NON-VOTES

Broker-dealer firms holding shares of NUO in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposal(s) before the Annual Meeting. Under the rules of the New York Stock Exchange (“NYSE”), such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Because of the contested nature of the proposals, if you do not give instructions to your broker, your broker will not be able to vote your Common Shares with respect to the election of trustees (Proposal 1) or Saba non-binding Board declassification proposal (Proposal 2). We urge you to instruct your broker or other nominee to vote your shares using the GOLD proxy card so that your votes may be counted.

A-1

VRDP Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of VRDP Shares as a class who have voted on the proposal or in the same proportion as the votes cast by all holders of VRDP Shares of NUO who have voted on that item. Rule 452 permits proportionate voting of VRDP Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the VRDP Shares or shares of a series of VRDP Shares outstanding has been voted by the holders of such shares with respect to such item, (ii) less than 10% of the VRDP Shares or shares of a series of VRDP Shares outstanding has been voted by the holders of such shares against such item and (iii) for any proposal as to which holders of Common Shares and Preferred Shares vote as a single class, holders of Common Shares approve the proposal. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee to vote your shares for the GOLD proxy card so that your votes may be counted.

In the event that there are no routine matters to be voted on, there will be no broker non-votes and shares held in street name for which voting instructions have not been received will be treated identically to shares held by a record holder who does not appear at the meeting in person or by proxy, i.e., the holder of those shares is not present for purposes of a quorum. Abstentions will be considered to be present at the Annual Meeting for purposes of determining the existence of a quorum.

The affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the trustees of NUO. For purposes of determining the approval of the proposal to elect trustees of NUO, abstentions and broker non-votes will have no effect.

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to approve Proposal 2. Abstentions will have the same effect as votes against Proposal 2. Broker non-votes will have no effect on the outcome of the vote on Proposal 2.

As of September 19, 2019, the shares of NUO issued and outstanding were as follows:

Common Shares:	[	]
Preferred Shares:
VRDP Series 1	[	]

REVOCATION OF PROXIES

Shareholders of NUO may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by delivering a later-dated proxy by Internet, by telephone or by mail, or by delivering a written notice of revocation. The delivery of a later-dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Saba in care of InvestorCom, Inc. (“InvestorCom”) at the address set forth on the back cover of the Proxy Statement or to NUO’s Secretary c/o Nuveen Ohio Quality Municipal Income Fund, 333 West Wacker Drive, Chicago, Illinois 60606, or to any other address provided by NUO. Although a revocation is effective if delivered to NUO, Saba requests that either the original or photostatic copies of all revocations be mailed to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210, Darien, CT 06820, so that Saba will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the record date of a majority of the outstanding shares. If you hold your shares in street name, please check your voting instruction card or contact your bank, broker or nominee for instructions on how to change or revoke your vote. Additionally, InvestorCom may use this information to contact shareholders who have revoked their proxies in order to solicit later-dated proxies for the election of the Nominees and approval of other proposals described herein.

A-2

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to the Proxy Statement is being made by Saba. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Saba has entered into an agreement with InvestorCom for solicitation and advisory services in connection with this solicitation, for which InvestorCom will receive a fee not to exceed $[______], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Saba has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. It is anticipated that InvestorCom will employ approximately [___] persons to solicit NUO’s shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Saba. Because Saba believes that NUO’s shareholders will benefit from this solicitation, Saba intends to seek reimbursement from NUO, to the fullest extent permitted by law, of all expenses it incurs in connection with this solicitation. Saba does not intend to submit the question of such reimbursement to a vote of security holders of NUO unless otherwise required by law. Costs of this solicitation of proxies are currently estimated to be approximately $[______]. We estimate that through the date hereof, its expenses in connection with this solicitation are approximately $[______].

SHAREHOLDER PROPOSALS

According to NUO’s proxy statement, NUO has established advanced notice requirements pursuant to its Bylaws (the “Bylaws”) for the submission of shareholder proposals to be considered by shareholders at NUO’s 2020 annual meeting of shareholders (the “2020 Annual Meeting”). To be considered for presentation at the 2020 Annual Meeting, shareholder nominations or proposals submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of NUO, 333 West Wacker Drive, Chicago, Illinois 60606, not later than [___], 2020. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the annual meeting must, pursuant to the Bylaws, submit such written notice to NUO not later than [____], 2020 or prior to [___], 2020. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

The information set forth above regarding the procedures for submitting shareholder nominations and proposals for consideration at the 2020 Annual Meeting is based on information contained in NUO’s proxy statement for the Annual Meeting. The incorporation of this information in the Proxy Statement should not be construed as an admission by us that such procedures are legal, valid or binding.

A-3

APPENDIX B

ADDITIONAL INFORMATION ABOUT THE NOMINEES

Saba has nominated three (3) highly-qualified individuals for election as trustees at the Annual Meeting: David Basile, Peter Borish and Charles Clarvit.

As of the date of this Proxy Statement, none of the Nominees beneficially own any Common Shares, nor do any of the Nominees beneficially own any other securities of NUO and have not engaged in any transactions in securities of NUO during the past two (2) years.

Each of our Nominees, as a member of a “group” for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may be deemed to beneficially own the shares owned in the aggregate by the other members of the group. Each of our Nominees disclaims beneficial ownership of such shares, except to the extent of his or her pecuniary interest therein. For information regarding purchases and sales of securities of NUO during the past two (2) years by certain members of Saba, see Appendix D – Transactions in Securities of NUO During the Past Two Years (which is incorporated herein by reference).

None of the Nominees, nor their affiliates or any other related persons, has, during the past 5 years, held any position, including as an officer, employee, trustee or general partner, with (i) NUO, (ii) any investment company, or (iii) any person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the Investment Company Act, or has the same investment adviser, principal underwriter or Sponsoring Insurance Company (as such item is defined in the Investment Company Act) or are under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as NUO, (iii) NUO’s investment adviser, principal underwriter or Sponsoring Insurance Company and (iv) any person, directly or indirectly controlling, controlled by, or under common control of NUO’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

Since the beginning of NUO’s last two completed fiscal years, no officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of NUO, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which any of the Nominees is an officer.

Since the beginning of NUO’s last two completed fiscal years, none of the Nominees nor any of their associates was a party to any transaction, or series of similar transactions or is a party to any currently proposed transaction, or series of similar transactions, in which the amount involved exceeded or is to exceed $120,000, to which (i) NUO, (ii) any of its officers, (iii) any investment fund, or officer thereof, or any person, or officer thereof, that would be an investment fund but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the Investment Company Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as NUO, (iv) NUO’s investment adviser, principal underwriter or Sponsoring Insurance Company, or officer thereof, or (v) any person, or officer thereof, directly or indirectly controlling, controlled by, or under common control of NUO’s investment adviser, principal underwriter, or Sponsoring Insurance Company, was or is to be a party.

None of the Nominees nor any of their Immediate Family Members (as such term is defined in the Investment Company Act) has or has had any direct or indirect interest, the value of which exceeded or is to exceed $120,000, during the past five years, in (i) NUO’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with NUO’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

B-1

None of the Nominees nor any of their Immediate Family Members owns beneficially or of record any class of securities in (i) NUO’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with NUO’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

None of the Nominees or any of their Immediate Family Members has, or has had since the beginning of NUO’s last two completed fiscal years, or has currently proposed, any direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

The principal business address of Mr. Basile is 68 Tuthill Drive, #1558, Shelter Island, New York 11964. The principal business address of Mr. Borish is 90 Park Avenue, 5th floor, New York, New York 10016. The principal business address of Mr. Clarvit is 21 West 20th Street, PH 1, New York, New York 10021.

Saba believes that each Nominee presently is, and if elected as a trustee of NUO, will be, an “independent director” within the meaning of (i) applicable New York Stock Exchange listing standards applicable to board composition, including Rule 303A.02, and (ii) Section 301 of the Sarbanes-Oxley Act of 2002, as amended. No Nominee is a member of NUO’s compensation, nominating or audit committees that is not independent under any such committee’s applicable independence standards.

Other than as stated herein, there are no arrangements or understandings among members of Saba and any of the Nominees or any other person or persons pursuant to which the nomination of our Nominees described herein is to be made, other than the consent by each Nominee to be named in this Proxy Statement and to serve as a trustee of NUO, if elected as such at the Annual Meeting. None of our Nominees is a party adverse to NUO, or any of its subsidiaries, or has a material interest adverse to NUO, or any of its subsidiaries, in any material pending legal proceeding.

We do not expect that any of our Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or will not serve, the shares represented by the enclosed GOLD proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if NUO makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, the shares represented by the enclosed GOLD proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if NUO increases the size of the Board above its existing size or increases the number of trustees whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Saba that any attempt to increase the size of the current Board or to change the classifications of the Board would constitute an unlawful manipulation of NUO’s corporate machinery.

Each of the Nominees is a citizen of the United States of America.

The information provided above has been furnished to Saba by the Nominees.

B-2

APPENDIX C

INFORMATION CONCERNING THE PARTICIPANTS

This proxy solicitation is being made by (i) Saba Capital Management, L.P. (“Saba Capital”); (ii) Saba Capital Master Fund, Ltd. (“SCMF”); (iii) Saba II AIV, L.P., (“AIV”); (iv) Saba Capital CEF Opportunities 1, Ltd. (“CEF 1”); (v) Saba Capital CEF Opportunities 2, Ltd. (“CEF 2”); (vi) Saba Capital Special Opportunities Fund, Ltd. (“SSOF”); (vii) a separately managed account managed by Saba Capital (the “Managed Account,” and together with SCMF, AIV, CEF 1, CEF 2 and SSOF, the “Saba Entities”); (viii) Boaz R. Weinstein, principal of Saba Capital (“Mr. Weinstein,” and together with Saba Capital and the Saba Entities, “Saba”); and (ix) the Nominees. The entities and individuals listed in this paragraph may each be deemed a “Participant” and, collectively, the “Participants.”

As of the close of business on September 23, 2019, the Participants may be deemed to “beneficially own” (within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Appendix C), in the aggregate, common shares, par value $0.01 per share, of NUO (“Common Shares”), representing approximately 9.4% of NUO’s outstanding Common Shares. The percentages used herein are based upon [___] Common Shares outstanding as of the record date for the Annual Meeting, September 19, 2019. Saba Capital may be deemed to beneficially own 1,726,682 Common Shares.

As of the date of this Notice, none of the Nominees beneficially own any Common Shares, nor do any of the Nominees beneficially own any other securities of NUO.

The principal business of Mr. Weinstein is investment management and serving as the Managing Member of Saba Capital Management GP, LLC, a Delaware limited liability company by virtue of its status as the general partner to Saba Capital. The principal business of Saba Capital is to serve as investment manager to various funds that directly hold the Common Shares reported in the aggregate herein. The principal business of the Saba Entities is to invest in securities.

The principal business address of each of Mr. Weinstein and Saba Capital is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

Each of the Nominees is a citizen of the United States. The principal business address of each Nominee is set forth in Appendix B. Information on the principal occupation of each of the Nominees is set forth in Proposal 1: Election Of Trustees.

Unless otherwise noted as shares held in record name by the Saba Entities, the Common Shares held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Shares reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

C-1

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of NUO, any parent or subsidiary of NUO, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of NUO, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance, or affiliated person of NUO; (iii) no Participant in this solicitation owns any securities of NUO which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of NUO or NUO’s investment adviser during the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22 ), director (or person nominated to become an Officer or director), employee, partner, or copartner of NUO, NUO’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of NUO owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of NUO, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of NUO; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of NUO; (x) during the last five years, no Nominee has had any arrangement or understanding with any other person pursuant to which he was selected to be a nominee for election as a trustee to NUO other than the Nominee Agreements described herein; (xi) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of NUO’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: NUO or any of its subsidiaries, an Officer of NUO, an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as NUO or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of NUO (an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of NUO, or any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of NUO; (f) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of NUO; or (g) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of NUO; (xii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) NUO; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as NUO or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of NUO; (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person (xiii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by NUO or its affiliates, or with respect to any future transactions to which NUO or any of its affiliates will or may be a party; (xiv) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xv) there are no material pending legal proceedings to which any Nominee or any of his or its associates is a party adverse to NUO or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of NUO, nor does any Nominee have a material interest in such proceedings that is adverse to NUO or, to the best of the Saba’s knowledge after reasonable investigation, any affiliated person of NUO; (xvi) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of NUO, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees; and (xvii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons, and Item 405 with respect to beneficial ownership and required filings.

C-2

APPENDIX D

TRANSACTIONS IN SECURITIES OF NUO DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

Saba

Purchase of Common Stock	22,746	09/17/19
Purchase of Common Stock	14,575	09/16/19
Purchase of Common Stock	7,496	09/13/19
Purchase of Common Stock	5,801	09/10/19
Purchase of Common Stock	100	09/09/19
Purchase of Common Stock	22,273	08/30/19
Purchase of Common Stock	21,053	08/29/19
Purchase of Common Stock	24,698	08/28/19
Purchase of Common Stock	8,181	08/26/19
Purchase of Common Stock	20,976	08/08/19
Purchase of Common Stock	67,737	08/07/19
Purchase of Common Stock	6,080	08/06/19
Purchase of Common Stock	3,516	08/05/19
Purchase of Common Stock	9,400	08/02/19
Purchase of Common Stock	37,854	07/31/19
Purchase of Common Stock	30,249	07/30/19
Purchase of Common Stock	58,944	07/29/19
Purchase of Common Stock	5,107	07/26/19
Purchase of Common Stock	159,809	07/25/19
Sale of Common Stock	(485)	07/24/19
Sale of Common Stock	(291)	07/22/19
Sale of Common Stock	(97)	07/18/19
Sale of Common Stock	(97)	07/11/19
Purchase of Common Stock	97	06/20/19
Purchase of Common Stock	33,705	06/18/19
Purchase of Common Stock	43,223	06/17/19
Purchase of Common Stock	214,000	06/12/19
Purchase of Common Stock	8,529	06/11/19
Purchase of Common Stock	52,260	06/10/19
Purchase of Common Stock	7,238	06/04/19
Purchase of Common Stock	9,183	06/03/19
Purchase of Common Stock	5,209	05/31/19
Purchase of Common Stock	24,111	05/30/19
Purchase of Common Stock	21,309	05/29/19
Purchase of Common Stock	13,044	05/22/19
Purchase of Common Stock	10,685	05/21/19
Purchase of Common Stock	17,771	05/20/19
Purchase of Common Stock	14,184	05/17/19
Purchase of Common Stock	40,133	05/16/19
Purchase of Common Stock	12,563	05/15/19
Purchase of Common Stock	11,209	05/14/19
Purchase of Common Stock	5,987	05/13/19
Purchase of Common Stock	3,688	05/10/19
Purchase of Common Stock	3,903	05/09/19

D-1

Purchase of Common Stock	1,067	05/08/19
Purchase of Common Stock	14,923	05/07/19
Purchase of Common Stock	13,141	05/06/19
Purchase of Common Stock	13,634	05/03/19
Purchase of Common Stock	2,009	05/01/19
Purchase of Common Stock	4,745	04/29/19
Purchase of Common Stock	3,510	04/26/19
Purchase of Common Stock	13,365	04/25/19
Purchase of Common Stock	12,858	04/24/19
Purchase of Common Stock	11,363	04/23/19
Purchase of Common Stock	3,610	04/22/19
Sale of Common Stock	(6,688)	04/15/19
Sale of Common Stock	(17,079)	01/24/19
Sale of Common Stock	(21,835)	01/18/19
Purchase of Common Stock	7,365	01/08/19
Purchase of Common Stock	100	01/07/19
Purchase of Common Stock	3,993	01/04/19
Purchase of Common Stock	400	01/02/19
Purchase of Common Stock	61,144	12/13/18
Purchase of Common Stock	42,085	12/12/18
Purchase of Common Stock	33,984	12/11/18
Purchase of Common Stock	7,269	12/10/18
Purchase of Common Stock	2,454	12/07/18
Purchase of Common Stock	3,135	12/06/18
Purchase of Common Stock	10,150	12/04/18
Purchase of Common Stock	10,893	12/03/18
Purchase of Common Stock	2,379	11/30/18
Purchase of Common Stock	54,318	11/29/18
Purchase of Common Stock	11,881	11/28/18
Purchase of Common Stock	34,763	11/27/18
Purchase of Common Stock	20,356	11/26/18
Purchase of Common Stock	3	11/23/18
Purchase of Common Stock	601	11/21/18
Purchase of Common Stock	8,739	11/20/18
Purchase of Common Stock	2,085	11/19/18
Purchase of Common Stock	25,569	11/16/18
Purchase of Common Stock	8,126	11/15/18
Purchase of Common Stock	13,370	11/14/18
Purchase of Common Stock	4,735	11/13/18
Purchase of Common Stock	9,200	11/12/18
Purchase of Common Stock	12,387	11/09/18
Purchase of Common Stock	4,675	11/08/18
Purchase of Common Stock	8,848	11/07/18
Purchase of Common Stock	3,400	11/06/18
Purchase of Common Stock	33,393	11/05/18
Purchase of Common Stock	22,153	11/02/18
Purchase of Common Stock	12,340	11/01/18
Purchase of Common Stock	13,544	10/31/18
Purchase of Common Stock	17,782	10/30/18
Purchase of Common Stock	13,148	10/29/18
Purchase of Common Stock	44,987	10/26/18
Purchase of Common Stock	10,262	10/25/18
Purchase of Common Stock	23,287	10/24/18
Purchase of Common Stock	1,100	10/23/18

D-2

APPENDIX E

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table is reprinted from NUO’s Definitive Proxy Statement filed with the Securities and Exchange Commission on [______], 2019.

E-1

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares you own, please give Saba your proxy FOR the election of Saba’s Nominees and FOR the shareholder proposal by voting your shares by telephone or Internet as described in the enclosed GOLD proxy card or by signing and dating the enclosed GOLD proxy card, and returning it in the postage-paid envelope provided.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet. Saba urges you to confirm in writing your instructions to Saba in care of InvestorCom, Inc. at the address provided below so that Saba will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require any additional information concerning this Proxy Statement, please contact InvestorCom at the address and telephone numbers set forth below:

If you have any questions, require assistance in voting your GOLD proxy card,

or need additional copies of Saba’s proxy materials,

please contact InvestorCom at the phone numbers listed below.

19 Old Kings Highway S.

Suite 210

Darien, CT 06820

Shareholders call toll free at (877) 972-0090

Banks and Brokers may call collect at (203) 972-9300

GOLD PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED SEPTEMBER 23, 2019

NUVEEN OHIO QUALITY MUNICIPAL INCOME FUND

2019 Annual Meeting OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF SABA CAPITAL MANAGEMENT, L.P. AND THE OTHER PARTICIPANTS NAMED IN THIS PROXY SOLICITATION (COLLECTIVELY, “SABA”)

THE BOARD OF TRUSTEES OF NUVEEN OHIO QUALITY MUNICIPAL INCOME FUND
IS NOT SOLICITING THIS PROXY

P        R        O        X        Y

The undersigned appoints Michael D’Angelo, Paul Kazarian, Pierre Weinstein, Adam Finerman and John Grau and each of them, attorneys and agents with full power of substitution to vote all common shares of Nuveen Ohio Quality Municipal Income Fund, a Massachusetts business trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (“NUO” or the “Fund”), that the undersigned would be entitled to vote at the Annual Meeting of shareholders of NUO scheduled to be held at [__], on Thursday, December 5, 2019, at [__:__] (Central time) including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of NUO held by the undersigned, and hereby ratifies and confirms all action the herein named attorney and proxy, his substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorney and proxy or his substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Saba at a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Saba’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD PROXY CARD

[X] Please mark vote as in this example

SABA STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” OUR NOMINEES LISTED BELOW IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

1.	Saba’s proposal to elect David Basile, Peter Borish and Charles Clarvit as Class I trustees of NUO.
		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees	David Basile Peter Borish Charles Clarvit	[ ]	[ ]	[ ] ________________ ________________ ________________

Saba does not expect that any of the Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or for good cause will not serve, the shares represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under NUO’s bylaws and applicable law. In addition, Saba has reserved the right to nominate substitute person(s) if NUO makes or announces any changes to its bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the bylaws and applicable law. In any such case, shares represented by this proxy card will be voted for such substitute nominee(s).

Saba intends to use this proxy to vote “FOR” Messrs. Basile, Borish and Clarvit. There is no assurance that any of the candidates who have been nominated by NUO will serve as trustees if our nominees are elected.

Note: If you do not wish for your shares to be voted “FOR” a particular nominee, mark the “FOR ALL NOMINEES EXCEPT” box and write the name(s) of the nominee(s) you do not support on the line below. Your shares will be voted for the remaining nominee(s).

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2.       For the Board to consider declassifying the Board so that all directors are elected on an annual basis starting at the next annual meeting of shareholders.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

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(Signature)

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(Signature, if held jointly)

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(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.